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                                                                    EXHIBIT 99.1

                       UNION PACIFIC RESOURCES GROUP INC.
                                PROVED RESERVES
                            AS OF DECEMBER 31, 1999


PROVED RESERVES

     The following table reflects estimated quantities of proved oil and gas reserves, which have been prepared by the Company's petroleum engineers. The Company considers such estimates to be reasonable; however, there are numerous uncertainties inherent in estimating quantities of proved reserves, including many factors beyond the control of the Company. Reserve engineering is a subjective process which is dependent on the quality of available data and on engineering and geological interpretation and judgment. Such reserve estimates are subject to change over time as additional information becomes available.

                                                      UNITED                   OTHER
                                                      STATES      CANADA   INTERNATIONAL  WORLDWIDE
                                                     ---------    ------   -------------  ---------
NATURAL GAS (BCF): 1999
     Beginning of year ...........................     2,400.7      993.8     44.6        3,439.1
     Revisions of previous estimates .............       (45.1)     (21.6)   (13.3)         (80.0)
     Extensions, discoveries and other additions .       280.5      147.2      5.5          433.2
     Purchases of reserves-in-place ..............        11.8        1.5     --             13.3
     Sales of reserves-in-place ..................       (13.4)     (34.7)    --            (48.1)
     Production ..................................      (362.5)    (101.4)    (2.8)        (466.7)
                                                       -------    -------    -----        -------
           Total proved, end of year .............     2,272.0      984.8     34.0        3,290.8
                                                       =======    =======    =====        =======
           Proved developed reserves .............     1,890.7      770.9     29.9        2,691.5
                                                       =======    =======    =====        =======

NATURAL GAS LIQUIDS (MMBBL): 1999
     Beginning of year ...........................        64.8       26.5     --             91.3
     Revisions of previous estimates ............         (2.4)      (6.9)    --             (9.3)
     Extensions, discoveries and other additions           3.0        0.6     --              3.6
     Purchases of reserves-in-place .............          0.4       --       --              0.4
     Sales of reserves-in-place .................         (0.4)     (12.3)    --            (12.7)
     Production .................................         (9.6)      (0.7)    --            (10.3)
                                                       -------    -------    -----        -------
           Total proved, end of year .............        55.8        7.2     --             63.0
                                                       =======    =======    =====        =======
           Proved developed reserves .............        53.6        6.2     --             59.8
                                                       =======    =======    =====        =======

CRUDE OIL, INCLUDING CONDENSATE (MMBBL): 1999
     Beginning of year ..........................        112.8       96.3    147.1          356.2
     Revisions of previous estimates ............        (10.7)      (7.7)    16.9           (1.5)
     Extensions, discoveries and other additions           8.7       15.0      2.0           25.7
     Purchases of reserves-in-place .............          0.1       --        2.0            2.1
     Sales of reserves-in-place .................         (0.4)      (0.3)    --             (0.7)
     Production .................................        (15.9)     (10.5)   (16.3)         (42.7)
                                                       -------    -------    -----        -------
           Total proved, end of year .............        94.6       92.8    151.7          339.1
                                                       =======    =======    =====        =======
           Proved developed reserves .............        64.6       60.1     92.1          216.8
                                                       =======    =======    =====        =======


PROVED RESERVES EQUIVALENT, END OF 1999 (BCFE) (1)
     Natural gas ................................      2,272.0      984.8     34.0        3,290.8
     Natural gas liquids ........................        334.8       43.2     --            378.0
     Crude oil, including condensate ............        567.6      556.8    910.2        2,034.6
                                                       -------    -------    -----        -------
           Total proved ..........................     3,174.4    1,584.8    944.2        5,703.4
                                                       =======    =======    =====        =======
           Proved developed reserves .............     2,599.9    1,168.7    582.5        4,351.1
                                                       =======    =======    =====        =======
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(1)        Calculated using the ratio of one Bbl to six Mcf.